6. FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2017
Financial Risk Management
FINANCIAL RISK MANAGEMENT

6.1 Financial Risk Factors

The Company’s activities are subject to several financial risks: market risk (including the exchange rate risk, the interest rate risk and the price risk), credit risk and liquidity risk.

Financial risk management is encompassed within the Company’s global policies, there is an integrated risk management methodology, where the focus is not placed on the individual risks of the business units’ operations, but there is rather a wider perspective focused on monitoring risks affecting the whole portfolio. The Company’s risk management strategy seeks to achieve a balance between profitability targets and risk exposure levels. Financial risks are those derived from financial instruments the Company is exposed to during or at the closing of each fiscal year. The Company uses derivative instruments to hedge certain risks when it deems it necessary according to its risk management internal policies.

Financial risk management is controlled by the Financial Department, which identifies, evaluates and covers financial risks. Risk management systems and policies are reviewed on a regular basis to reflect changes in market conditions and the Company’s activities, and have been applied consistently during the periods comprised in these financial statements. This section includes a description of the main risks and uncertainties which may adversely affect the Company’s strategy, performance, operational results and financial position.

6.1.1 Market risks

Foreign exchange risk

The Company’s financial situation and the results of its operations are sensitive to variations in the exchange rate between the Argentine peso and other currencies, primarily with respect to U.S. dollar. In some cases, the Company may use derivative financial instruments to mitigate associated exchange rate risks.

The Company collects a meaningful portion of its revenues in Argentine pesos pursuant to prices which are indexed to the U.S. dollar, mainly revenues resulting from: i) the sale of energy (Supply Agreements under ES Resolution No. 220/07, Energy Plus contracts and generators’ revenues under ES Resolution No. 19-E/17) and ii) the sale of gas and crude oil.

Furthermore, a significant portion of the Company’s financial debt (approximately 85%) is denominated in U.S. dollars, against a 66% at the closing of the previous fiscal year. It should be pointed out that this increase is mainly due to the issuance of Class 1 Corporate Bonds during January 2017.

Additionally, the Company has made several investment commitments, mainly projects to increase its thermal generation capacity and projects for the generation of energy from renewable sources, most of which are denominated in foreign currency, which exposes the Company to a risk of loss resulting from the devaluation of the Argentine peso.

In the Distribution segment, the subsidiary Edenor collects revenues in pesos pursuant to regulated tariffs which are not indexed to the U.S. dollar, whereas a significant portion of its existing financial debt is denominated in that currency, which exposes the Company to a risk of loss resulting from a devaluation of the Argentine peso. Edenor can manage this risk through the execution of forward contracts denominated in foreign currency. As of the end of 2017 year, Edenor has not hedged its exposure to the US dollar. Edenor does not currently hedge its exposure to currency risk. Therefore, any devaluation of the peso could significantly increase its debt service burden, which, in turn, could have a substantial adverse effect on its financial and cash position (including its ability to repay its Corporate Notes) and the results of its operations.

During 2017, U.S. Dollar currency appreciated by approximately 18%.

The following table shows the Company’s exposure to the exchange rate risk for financial assets and liabilities denominated in a currency different from the Company’s functional currency.

	Type	Amount of foreign currency	Exchange rate (1)	Total 12.31.2017	Total 12.31.2016

ASSETS

NON CURRENT ASSETS
Financial instruments
Financial assets at amortized cost
Third parties	US$	-	-	-	1
Other receivables
Related parties	US$	42.4	18.599	789	733
Third parties	US$	62.7	18.549	1,163	934
Financial assets at fair value through profit and loss
Third parties	US$	-	-	-	513
Total non current assets				1,952	2,181

CURRENT ASSETS

Financial instruments
Financial assets at fair value through profit and loss
Third parties	US$	263.0	18.549	4,879	678
Derivative financial instruments
Third parties	US$	0.2	18.549	4	-
Trade and other receivables
Related parties	US$	10.2	18.599	189	106
Third parties	US$	246.0	18.549	4,563	4,464
	EUR	-	-	-	1
	VEF	-	-	-	2

Cash and cash equivalents	US$	21.8	18.549	404	1,087
	EUR	0.3	22.283	7	2
Total current assets				10,046	6,340
Non Financial instruments
Non current assets classified as held for sale	US$	39.0	18.549	723	19
Total assets				12,721	8,540

	Type	Amount of foreign currency	Exchange rate (1)	Total 12.31.2017	Total 12.31.2016

LIABILITIES

NON CURRENT LIABILITIES

Financial instruments
Trade and other payables
Third parties	US$	6.7	18.649	125	-
Borrowings
Related parties	US$	0.8	18.599	14	16
Third parties	US$	1,737.5	18.649	32,403	11,737

Non financial instruments
Provisions
Related parties	US$	-	-	-	366
Third parties	US$	89.1	18.649	1,662	2,378
Total non current liabilities				34,204	14,497

CURRENT LIABILITIES

Financial instruments
Trade and other payables
Related parties	US$	2.2	18.599	40	95
Third parties	US$	249.4	18.649	4,651	3,447
	EUR	22.4	22.450	502	57
	CHF	0.6	19.168	12	-
	SEK	21.0	2.280	48	6
	VEF	-	-	-	5
Borrowings
Third parties	US$	213.4	18.649	3,979	5,398

Non financial instruments
Salaries and social security payable
Third parties	US$	0.1	18.649	3	1
Taxes payables
Third parties	US$	1.0	18.649	19	11
Provisions
Related parties	US$	21.3	18.599	396	394
Third parties	US$	15.0	18.649	280	307
Total current liabilities				9,930	9,721
Liabilities associated to assets classified as held for sale	US$	68.9	18.649	1,285	-
Total liabilities				45,419	24,218
Net Position Liability				(32,698)	(15,678)

(1) The exchange rates correspond to December 31, 2017 released by the National Bank of Argentine for U.S. dollars (US$), euros (EUR), Swiss francs (CHF) and Norwegian kroner (SEK). For balances with related parties, the Exchange rate used is the average.

The Company estimates that provided all other variables remain constant, a 10% revaluation/(devaluation) of U.S.Dollar as compared to the Argentine peso would generate in absolute values an increase or decrease of $ 3,215 million and $ 1,647 million in the 2017 and 2016 fiscal years, respectively. The Group´s exposure to other foreign currency movements is not material.

Price risk

The Company’s financial instruments are not significantly exposed to hydrocarbon international price risks on account of the current regulatory, economic, governmental and other policies in force, gas domestic prices are not directly affected in the short-term due to variations in the international market.

Additionally, the Company’s investments in financial assets classified as “at fair value through profit or loss” are sensitive to the risk of changes in the market prices resulting from uncertainties as to the future value of such financial assets.

The Company estimates that provided all other variables remain constant, a 10% revaluation/(devaluation) of each market price would generate the following increase/(decrease) in the fiscal year’s income/(loss) in relation to financial assets at fair value through profit and loss detailed in Note 12 to these financial statements:

	Increase (decrease) of the result for the year
Financial assets	12.31.2017	12.31.2016
Shares	15	15
Government securities	502	158
Investment funds	959	319
Corporate bonds	-	1
Variation of the result of the year	1,476	493

Cash flow and fair value interest rate risk

The management of the interest rate risk seeks to reduce financial costs and limit the Company’s exposure to interest rate increases.

Indebtedness at variable rates exposes the Company to the interest rate risk on its cash flows due to the possible volatility they may experience, as it happened from 2014 to 2016. Indebtedness at fixed rates exposes the Company to the interest rate risk on the fair value of its liabilities, since they may be considerably higher than variable rates. As of December 31, 2017, approximately 13.7% of the indebtedness was subject to variable interest rates, mainly denominated in pesos at the Private Badlar rate plus an applicable margin. Approximately 63% of the indebtedness at variable rates is denominated in pesos. The rest of the Company’s indebtedness subject to variable interest rates is denominated in U.S. dollar, based on Libor rate plus an applicable margin.

The Company seeks to mitigate its interest-rate risk exposure through the analysis and evaluation of (i) the different liquidity sources available in the financial and capital market, both domestic and (if available) international; (ii) interest rates alternatives (fixed or variable), currencies and terms available for companies in a similar sector, industry and risk than the Company; (iii) the availability, access and cost of interest-rate hedge agreements. On doing this, the Company evaluates the impact on profits or losses resulting from each strategy over the obligations representing the main interest-bearing positions.

In the case of fixed rates and in view of the market’s current conditions, the Company considers that the risk of a significant decrease in interest rates is low and, therefore, does not foresee a substantial risk in its indebtedness at fixed rates.

As of the date of issuance of these financial statements, the Company is not exposed to a significant risk of variable interest rate increases since most of the financial debt is subject to fixed rate.

In the fiscal years ended December 31, 2017 and 2016, the Company did not use derivative financial instruments to mitigate risks associated with fluctuations in interest rates.

The following chart shows the breakdown of the Company’s borrowings classified by interest rate and the currency in which they are denominated:

	12.31.2017	12.31.2016
Fixed interest rate:
Argentinian pesos	2,270	2,729
U.S dollar	33,769	14,305
Subtotal loans granted at a fixed interest rate	36,039	17,034

Floating interest rates:
Argentinian pesos	3,603	5,808
U.S dollar	2,108	2,479
Subtotal loans granted at a floating interest rate	5,711	8,287

Non-interest accrual
U.S dollar	697	284
Argentinian pesos	519	367
Subtotal non-interest accrual	1,216	651
Total borrowings	42,966	25,972

Based on the conducted simulations, and provided all other variables remain constant, a 10% increase/decrease in variable interest rates would generate the following (decrease)/increase in the fiscal year's results of $ 107 million.

6.1.2 Credit risk

The Company establishes individual credit limits according to the limits defined by the Board of Directors and approved by the Financial Department based on internal or external ratings. The Company makes constant credit assessments on its customers’ financial capacity, which minimizes the potential risk for bad debt losses.

The credit risk represents the exposure to possible losses resulting from the breach by commercial or financial counterparties of their obligations taken on with the Company. This risk stems mainly from economic and financial factors or a possible counterparty default.

The credit risk is associated with the Company’s commercial activity through customer trade receivables, as well as available funds and deposits in banking and financial institutions.

The Company, in its ordinary course of business and in accordance with its credit policies, grants credits to a large customer base, mainly large sectors of the industry, including service station operators, refineries, exporters, petrochemical companies, natural gas distributors, electricity large users and electricity distributors.

The Company has established an allowance for doubtful accounts. This allowance represents the best estimate by the Company of possible losses associated with trade receivables.

As of December 31, 2017, the Company’s trade receivables, without considering Edenor, totaled 9,453 million, out of which 70% are short-term receivables and the remaining 30% are classified as non-current and correspond mainly to CAMMESA (national company responsible for purchasing electric power from generators and selling it to distributors). With the exception of CAMMESA, which represents approximately 38% of all trade receivables, the Company does not have a significant credit risk concentration, as this exposure is distributed among a large number of customers and other counterparties. No other client has a meaningful percentage of the total amount of these receivables.

The impossibility by CAMMESA to pay these receivables may have a substantially adverse effect on cash income and, consequently, on the result of operations and financial situation which, in turn, may adversely affect the Company’s repayment capacity.

The credit risk of liquid funds and other financial investments is limited since the counterparties are high credit quality banking institutions. If there are no independent risk ratings, the risk control area evaluates the customer’s creditworthiness, based on past experiences and other factors.

In the case of Edenor, delinquent trade receivables increased from $ 659 million as of December 31, 2016 to $ 1,041 million as of December 31, 2017, mainly due to the tariff increase during the fiscal year (Note 2.3). As of December 31, 2017 and 2016, a provision in the amount of $ 459 million and $ 260 million, respectively, has been set aside for such delinquent receivables.

One of the significant items of delinquent balances is that related to the receivable amounts with Municipalities, in respect of which Edenor either applies different offsetting mechanisms against municipal taxes it collects on behalf of the municipalities, or implements debt refinancing plans, with the aim of reducing them.

Furthermore, and taking into account that in fiscal year 2016 the ENRE prevented Edenor from suspending the electricity supply to customers with delinquent balances, Edenor’s actions to reduce the impact of delinquency were limited. Therefore, at the date of issuance of these financial statements Edenor’s Board of Directors is analyzing the plans of action it will implement in order to reinforce the activities aimed at reducing delinquent balances.

Additionally, it is important to point out that in fiscal year 2016 it was possible to collect more than 50% of the delinquent receivables existing as of December 31, 2015.

Finally, and with regard to the electricity supplied to low-income areas and shantytowns, as stipulated in the Adjustment Agreement (Note 2.3), in fiscal year 2016 Edenor received payments for a total of $ 65 million, which represents 89% of the outstanding balance as of December 31, 2015. Past experience shows that these balances have always been collected.

As of December 31, 2017 and 2016, financial statements included allowances for $ 260 million and $ 79 million, respectively. Failure to collect receivables in the future may have an adverse effect on Edenor's financial situation and operating results which, in turn, may negatively impact its capacity to repay loans, including the cancellation of its Corporate Bonds.

Additionally, our Natural Gas Promotion Program compensation depends on the Argentine Government's ability and willingness to pay. Before the Government authorized the issuance of dollar-denominated sovereign bonds to cancel outstanding debts under the Program, the Company suffered a significant delay in the collection of the Compensation. Afterwards, during June and July, 2016, Petrobras and PEPASA received BONAR 2020 bonds for a face value of US$ 34.3 million and US$ 29.5 million as compensation owed as at December 2015. During 2017 the collection of the compensations by the Company were delayed again. We may not guarantee that the Company will be able to properly collect the offered compensations, which might give rise to a claim to the Argentine Government.

6.1.3 Liquidity risk

The liquidity risk is associated with the Company’s capacity to finance its commitments and conduct its business plans with stable financial sources, as well as with the indebtedness level and the financial debt maturities profile. The cash flow projection is made by the Financial Department.

The Company management supervises updated projections on liquidity requirements to guarantee the sufficiency of cash and liquid financial instruments to meet operating needs while keeping at all times a sufficient margin for unused credit facilities. In this way, the aim is that the Company does not breach indebtedness levels or the Covenants, if applicable, of any credit facility. Those projections take into consideration the Company’s debt financing plans, the meeting of the covenants and, if applicable, the external regulatory or legal requirements such as, for example, restrictions on the use of foreign currency.

Excess cash and balances above working capital management requirements are managed by the Company’s Treasury Department, which invests them in term deposits, mutual funds and marketable securities, selecting instruments having proper currencies and maturities, and an adequate credit quality and liquidity to provide a sufficient margin as determined in the previously mentioned projections.

The Company keeps its sources of financing diversified between banks and the capital market, and it is exposed to the refinancing risk at maturity.

The determination of the Company’s liquidity index for fiscal years ended December 31, 2017 and 2016 is detailed below:

	12.31.2017	12.31.2016

Current assets	36,912	23,150
Current liabilities	29,958	30,063

Index	1.23	0.77

The following table includes an analysis of the Company financial liabilities, grouped according to their maturity dates and considering the period remaining until their contractual maturity date from the date of the financial statements.

Derivative financial liabilities are included in the analysis if their contractual maturities are essential for the understanding of the cash flow calendar. The amounts shown in the table are the contractual undiscounted cash flows.

As of December 31, 2017	Trade and other payables	Borrowings	Total
Less than three months	12,041	13,936	25,977
Three months to one year	6,004	12,938	18,942
One to two years	221	4,166	4,387
Two to five years	122	16,624	16,746
More than five years	-	30,239	30,239
Without established term	6,068	6,071	12,139
Total	24,456	83,974	108,430

As of December 31, 2016	Trade and other payables	Borrowings	Total
Less than three months	8,799	1,088	9,887
Three months to one year	4,068	10,995	15,063
One to two years	311	2,548	2,859
Two to five years	118	6,312	6,430
More than five years	-	12,080	12,080
Without established term	4,907	-	4,907
Total	18,203	33,023	51,226

6.2 Capital risk management

On managing capital, the Company aims to safeguard its capacity to continue operating as an on-going business with the purpose of generating return for its shareholders and benefits to other stakeholders, and keeping an optimal capital structure to reduce the cost of capital.

To keep or adjust its capital structure, the Company may adjust the amount of the dividends paid to its shareholders, reimburse capital to its shareholders, issue new shares, conduct stock repurchase programs or sell assets to reduce its debt.

In line with industry practices, the Company monitors its capital based on the leverage ratio. This ratio is calculated by dividing the net debt by the total capital. The net debt equals the total indebtedness (including current and non-current indebtedness) minus cash and cash equivalents and current financial assets at fair value through profit and loss. The total capital corresponds to the shareholders’ equity as shown in the statement of financial position, plus the net debt.

Financial leverage ratios as at December 31, 2017 and 2016 were as follows:

	12.31.2017	12.31.2016
Total borrowings	42,966	25,972
Less: cash and cash equivalents, and financial assets at fair value through profit and loss	(15,412)	(5,609)
Net debt	27,554	20,363
Total capital attributable to owners	44,464	31,417
Leverage ratio	61.97%	64.82%

6.3 Regulatory risk factors

Pursuant to caption C of Section 37 of the Edenor’s Concession Agreement, the Grantor of the Concession may, without prejudice to other rights to which he is entitled thereunder, foreclose on the collateral granted by Edenor when the cumulative value of the penalties imposed to Edenor in the previous one-year period exceeds 20% of its annual billing, net of taxes and rates.

Edenor’s Management evaluates the development of this indicator on an annual basis.

6.4 Fair value of financial Instruments

The Company classifies the fair value measurements of financial instruments using a fair value hierarchy, which reflects the relevance of the variables used to perform those measurements. The fair value hierarchy has the following levels:

-	Level 1: quoted prices (not adjusted) for identical assets or liabilities in active markets.
-	Level 2: data different from the quoted prices included in Level 1 observable for the asset or liability, either directly (i.e. prices) or indirectly (i.e. derived from prices).
-	Level 3: Asset or liability data based on information that cannot be observed in the market (i.e., unobservable data).

The following table shows the Company’s financial assets and liabilities measured at fair value as of December 31, 2017 and 2016:

As of December 31, 2017	Level 1	Level 2	Level 3	Total
Assets
Financial assets at fair value through profit and loss
Government securities	5,024	-	-	5,024
Shares	-	-	150	150
Investment funds	9,589	-	-	9,589
Derivative financial instruments	-	4	-	4
Other receivables	590	-	-	590
Total assets	15,203	4	150	15,357

Liabilities
Derivative financial instruments	-	82	-	82
Total liabilities	-	82	-	82

As of December 31, 2016	Level 1	Level 2	Level 3	Total
Assets
Financial assets at fair value through profit and loss
Corporate securities	12	-	-	12
Government securities	1,576	-	-	1,576
Trust	-	-	150	150
Investment funds	3,189	-	-	3,189
Other	3	-	-	3
Cash and cash equivalents
Investment funds	61	-	-	61
Derivative financial instruments	-	13	-	13
Other receivables	29	-	-	29
Total assets	4,870	13	150	5,033

The value of the financial instruments negotiated in active markets is based on the market quoted prices as of the date of these consolidated financial statements. A market is considered active when the quoted prices are regularly available through a stock exchange, broker, sector-specific institution or regulatory body, and those prices reflect regular and current market transactions between parties that act in conditions of mutual independence. The market quotation price used for the financial assets held by the Company is the current offer price. These instruments are included in level 1.

The fair value of financial instruments that are not negotiated in active markets is determined using valuation techniques. These valuation techniques maximize the use of market observable information, when available, and rely as little as possible on specific estimates of the Company. If all significant variables to establish the fair value of a financial instrument can be observed, the instrument is included in level 2.

If one or more variables used to determine the fair value cannot be observed in the market, the financial instrument is included in level 3.

The techniques used for the measurement of assets at fair value with changes in income, classified as Level 2 and 3, are detailed below:

- Derivative Financial Instruments: calculated from variations between market prices at the closing date of the year, and the amount at the time of the contract.

- Shares: they were determined based on Income approach through the Indirect Cash Flow method (net present value of expected future cash flows) and the discount rates used were estimated taking the Weighted Average Cost of Capital (“WAAC”) rate as a parameter.